WESTERN NATIONAL CORPORATION AND SUBSIDIARIES     EXHIBIT 11.1
COMPUTATION OF EARNINGS PER SHARE
(IN MILLIONS - EXCEPT PER SHARE DATA))
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     Six Months Ended June 30,
       1996


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PRIMARY:

Weighted average shares outstanding                                               62.4

Common equivalent shares related to:
                                          Stock options at average market price
                                          (as determined by application of the
                                          treasury stock method)                          0.4
                                                                                        -----
Weighted average shares and common
                                          stock equivalents                              62.8
                                                                                        =====

                                          Net income                                    $45.4
                                                                                        =====
                                          Net income per common share                   $0.72
                                                                                        =====


                                          Six Months Ended June 30,
                                          --------------------------------------
                                                                            1996
                                          --------------------------------------

FULLY DILUTED

Weighted average shares outstanding                                               62.4

Common equivalent shares related to:
                                          Stock options at end of period price
                                          (as determined by application of the
                                          treasury stock method)                          0.4
                                                                                        -----
Weighted average shares and common stock
                                          equivalents                                    62.8
                                                                                        =====

                                          Net income                                    $45.4
                                                                                        =====
                                          Net income per common share                   $0.72
                                                                                        =====

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